Exhibit 19.2

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               3

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                         Dollar Amount       # of Contracts
  Original Portfolio:                  $2,849,999,945.81              160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.350%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.360%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.740%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans       Precomputed Loans                     Total
  Interest Collections                                               $9,119,765.30                    $0.00           $9,119,765.30
  Repurchased Loan Proceeds Related to Interest                           1,908.42                     0.00                1,908.42
                                                                          --------                     ----                --------
      Total                                                          $9,121,673.72                    $0.00           $9,121,673.72
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   2,027,919.75                     0.00            2,027,919.75
                                                                      ------------                     ----            ------------
      Total                                                          $2,027,919.75                    $0.00           $2,027,919.75
  Principal:
  Principal Collections                                             $59,096,091.57                    $0.00          $59,096,091.57
  Prepayments in Full                                                25,039,526.44                     0.00           25,039,526.44
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        182,205.78                     0.00              182,205.78
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $84,317,823.79                    $0.00          $84,317,823.79
  Liquidation Proceeds                                                                                                  $603,402.33
  Recoveries from Prior Month Charge-Offs                                                                                  9,240.36
                                                                                                                           --------
      Total Principal Collections                                                                                    $84,930,466.48
  Principal Losses for Collection Period                                                                              $1,051,974.13
  Total Regular Principal Reduction                                                                                  $85,369,797.92
  Total Collections                                                                                                  $96,080,059.95

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $96,080,059.95
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                          27,500.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $96,107,559.95




                                                          Page 1





  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               3

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $2,228,984.26        $2,228,984.26                $0.00
   Amount per $1,000 of Original Balance               0.81                 0.81                 0.00
  Net Swap Payment, Tranche A2 B                       $0.00
  Net Swap Payment, Tranche A3 B                 $204,763.61
  Net Swap Payment, Tranche B-2                   $32,371.95


                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                   $317,824.77         $317,824.77                  $0.00                $0.00               $0.00
   Class A2 A Notes                  583,333.33          583,333.33                   0.00                 0.00                0.00
   Class A2 B Notes                  600,000.00          600,000.00                   0.00                 0.00                0.00
   Class A3 A Notes                  499,275.00          499,275.00                   0.00                 0.00                0.00
   Class A3 B Notes                  668,515.56          668,515.56                   0.00                 0.00                0.00
   Class A4 Notes                    456,393.75          456,393.75                   0.00                 0.00                0.00
   Class B-1 Notes                    96,453.50           96,453.50                   0.00                 0.00                0.00
   Class B-2 Notes                    62,814.77           62,814.77                   0.00                 0.00                0.00
   Class C Notes                     188,674.75          188,674.75                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $3,473,285.43       $3,473,285.43                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $225,687.50         $225,687.50               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,698,972.93       $3,698,972.93               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $89,942,467.20
  Principal Distribution Amounts
                    First Priority Distribution Amount $0.00
   Second Priority Distribution Amount        2,757,801.05
   Third Priority Distribution Amount        54,165,000.00
   Regular Principal Distribution Amount    231,717,254.50
                                            --------------
      Principal Distribution Amount        $288,640,055.55
   Noteholder Principal Distributions:
    Class A1 Notes                                        $89,942,467.20
    Class A2 A Notes                                                0.00
    Class A2 B Notes                                                0.00
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $89,942,467.20

  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----

  Total Note and Certificate Principal Paid:              $89,942,467.20
  Collections Released to Seller                                   $0.00
  Total Available for Distribution           $96,107,559.95
  Total Distribution (incl. Servicing Fee)   $96,107,559.95


                                                          Page 2





  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               3

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                   Total
  ----------------------------------------------        Distribution            Distribution            Distribution
  Class A1 Notes                                              $189.35                   $0.67                  $190.02
  Class A2 A Notes                                               0.00                    1.17                     1.17
  Class A2 B Notes                                               0.00                    1.20                     1.20
  Class A3 A Notes                                               0.00                    1.58                     1.58
  Class A3 B Notes                                               0.00                    1.21                     1.21
  Class A4 Notes                                                 0.00                    2.01                     2.01
  Class B-1 Notes                                                0.00                    2.38                     2.38
  Class B-2 Notes                                                0.00                    1.55                     1.55
  Class C Notes                                                  0.00                    3.48                     3.48
                                                                 ----                    ----                     ----
      Total Notes                                              $33.22                   $1.28                   $34.50
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $32.57                   $1.34                   $33.91


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,521,280,055.55       0.9311726              $2,431,337,588.35        0.8979545
  Class A1 Notes                               288,640,055.55       0.6076633                 198,697,588.35        0.4183107
  Class A2 A Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A2 B Notes                             500,000,000.00       1.0000000                 500,000,000.00        1.0000000
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,575,445,055.55       0.9325224              $2,485,502,588.35        0.8999559

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.99%                                           4.99%
  Weighted Average Remaining Maturity (WAM)              47.29                                           46.47
  Remaining Number of Receivables                      156,446                                         154,297
  Portfolio Receivable Balance               $2,674,781,108.26                               $2,589,372,492.37


  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                     $11,643,725.19
  Specified Credit Enhancement Amount                                                                        $25,893,724.92
  Yield Supplement Overcollateralization Amount                                                             $125,015,237.87
  Target Level of Overcollateralization                                                                     $136,658,963.06






                                                          Page 3





  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               3

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                  $603,402.33
  Recoveries from Prior Month Charge-Offs                                                                                 $9,240.36
  Total Principal Losses for Collection Period                                                                        $1,051,974.13
  Charge-off Rate for Collection Period (annualized)                                                                          0.20%
  Cumulative Net Losses for all Periods                                                                                 $625,428.71


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,309                $21,426,344.04
  61-90 Days Delinquent                                                                           157                 $2,378,502.41
  91-120 Days Delinquent                                                                           45                   $795,711.02
  Over 120 Days Delinquent                                                                          1                    $11,900.73

  Repossesion Inventory                                                                           109                 $1,795,347.49


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.0082%
  Preceding Collection Period                                                                                               0.0738%
  Current Collection Period                                                                                                 0.2003%
  Three Month Average                                                                                                       0.0941%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.0882%
  Current Collection Period                                                                                                 0.1316%
  Three Month Average                                                                                                       0.0741%





                                                          Page 4





  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report


  Collection Period                                                                                                       May, 2003
  Distribution Date                                                                                                       6/16/2003
  Transaction Month                                                                                                               3

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $3,099,909.96                         $0.00
  New Advances                                                                           2,008,798.56                          0.00
  Servicer Advance Recoveries                                                            1,295,823.19                          0.00
                                                                                         ------------                          ----
  Ending Servicer Advances                                                              $3,812,885.33                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $19,121.19                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00





                                                          Page 5